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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: NOVEMBER 19, 2001



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             Ohio                                      0-21533                                  31-1209872
---------------------------------             ---------------------------             -------------------------------
(STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)                                                                   NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 15, 2001, TEAM Mucho, Inc., an Ohio corporation (the "Company"), filed a Notification of Late Filing on Form 12b-25 relating to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. However, the Company is unable to file the Form 10-Q within the 5 day period provided by the filing of such form. As of November 19, 2001, the Company is delinquent in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

         As previously disclosed, the Company implemented new accounting software in the third quarter. Because of its recent adoption, the Company has not fully integrated the system with its processes, which has delayed the completion of the Company's financial statements.

         Because of the failure to file its Form 10-Q within the prescribed timeframe, the Company does not meet the "adequate current public information" requirement contained in Rule 144(c) promulgated under the Securities Act of 1933, as amended, and the Company's shareholders may not rely on Rules 144 or 145 for the resale of restricted securities until the Company's Form 10-Q is filed and the Company has otherwise provided adequate current public information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS.

                Exhibit No.                             Description


                    99.1 Press Release titled, "TEAM Mucho, Inc. Third Quarter Update"




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TEAM MUCHO, INC.


Date:  November 19, 2001               By:  /s/ S. Cash Nickerson
                                          --------------------------------------
                                            S. Cash Nickerson, Chairman and CEO





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                                  EXHIBIT INDEX

     Exhibit No.                           Description

       99.1       Press Release titled, "TEAM Mucho, Inc. Third Quarter Update"